A Swiss
                                   Investments
                                      Fund

                                    THE SWISS
                                   ----------
                                    HELVETIA
                                   ----------
                                   FUND, INC.
                                   ----------

                          THE SWISS HELVETIA FUND, INC.
                                Executive Offices
                          The Swiss Helvetia Fund, Inc.
                                630 Fifth Avenue
                                    Suite 915
                          New York, New York 10111-0001
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com


                               Semi-Annual Report
                               For the Period Ended
                               June 30, 1997

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Directors and Officers

Paul Hottinguer                           Rodolphe Hottinger
Chairman and                              President and
Chief Executive Officer                   Chief Operating Officer

Eric R. Gabus                             Rudolf Millisits
Vice Chairman                             Vice President
(Non officer)
                                          Edward J. Veilleux
Claude Frey                               Vice President and Treasurer
Director
                                          Scott J. Liotta
Jean-Louis Gillieron                      Vice President
Director
                                          Paul R. Brenner, Esq.
Baron Hottinger                           Secretary
Director
                                          Joseph A. Finelli
Claude Mosseri-Marlio                     Assistant Treasurer
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director

Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PNC Bank, N.A.
Transfer Agent
PNC Bank, N.A.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq.
and
Christy & Viener

Independent Auditors
Deloitte & Touche LLP


The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group includes Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Geneva, Paris and Luxembourg.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

Website Address
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every Friday by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

Fund Performance
     We are pleased to report on the performance of your Fund for the second quarter of 1997. The past three months have seen a continuation of the strong returns that began early this year in the Swiss market. During the second quarter, the Swiss market as measured by the Swiss Performance Index was up 20.4% in Swiss franc terms, bringing its total return for the first six months of 1997 to 41.3%. Your Fund's performance was in line with those results with total returns, in Swiss franc terms, of 21.1% for the second quarter and 41.7% for the six months. While the continued weakness of the Swiss franc vs. the U.S. dollar served to moderate these excellent returns for U.S. shareholders, the Fund's second-quarter total return of 19.4% and six-month total return of 29.6%, as measured in U.S. dollar terms, were extremely rewarding. The table to the right puts these returns into perspective.
     As indicated by the numbers in the table, the Fund has had excellent returns, outperforming both European funds specifically and international markets in general as measured by the Lipper European Fund Average and the EAFE Index, respectively. We are particularly gratified to note that despite the extraordinary recent performance of the U.S. market, your Fund's performance has been every bit as extraordinary as measured against the S&P 500 Index over the past five years. We continue to believe that the Fund is a sound investment for those who seek international diversification of their portfolios.


--------------------------------------------------------------------------------
Total Return Performance Based on Net Asset Value Per Share*
For the periods ended 6/30/97
--------------------------------------------------------------------------------
In U.S. dollars
--------------------------------------------------------------------------------

                                Six Months  1 Year    3 Years**   5 Years**
--------------------------------------------------------------------------------
  The Swiss Helvetia Fund          29.6%     27.0%      19.6%       19.8%
--------------------------------------------------------------------------------
  S&P 500 Index                    20.5%     34.7%      28.8%       19.8%
--------------------------------------------------------------------------------
  EAFE Index                       11.2%     12.8%       9.1%       12.8%
--------------------------------------------------------------------------------
  Lipper European Fund
    Average                        12.7%     24.8%      18.6%       13.7%
--------------------------------------------------------------------------------

  * These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. The Standard & Poor's 500 Index is an unmanaged index that is widely recognized as an indicator of general U.S. equity market performance. The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. The Lipper European Fund Average is an index of approximately 80 managed funds that invest in equity securities in European markets. Past performance is not an indicator of future results.
 **  Average annual returns.

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                         THE SWISS HELVETIA FUND, INC.
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     The Fund's market price per share has responded to this performance by increasing to $25.625 as of June 30. Based on this price and assuming reinvestment of the $0.2017 per share distribution on May 9, the Fund's total return was 30.1% for the first six months of the year. While the Fund continues to trade at a relatively wide discount to its net asset value, there was some improvement in the discount over the past quarter, and we are hopeful that the market is beginning to rediscover the attractiveness of the Swiss equity market.

The Swiss Market In Review

     We believe the strong year-to-date performance of the Swiss market is attributable to a variety of factors, which are described below.

     o The reduction in interest rates. Short-term interest rates have declined from 1.9% to 1.5%, while rates on government bonds have dropped from 3.6% to 3.2%. Because of these low rates, investors have sought higher returns in the equities markets.

     o Positive corporate earnings. Strong international economies and the weakness of the Swiss franc have both contributed to excellent earnings results for internationally-oriented Swiss companies.

     o Currency developments. Continued uncertainty over the impact of the introduction of a single European currency has weakened the German mark and helped to stabilize the Swiss franc vs. European currencies.

     o Valuations. For example, Novartis Ltd., the Fund's top holding, has benefited from a revaluation that puts it more in line with its international peers.


--------------------------------------------------------------------------------
Performance of The Swiss Helvetia Fund* vs. SPI Index
From inception (August 27, 1987) through June 30, 1997
--------------------------------------------------------------------------------
In Swiss francs


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]

                                    The Fund        SPI Index
                                    --------        ---------
                   8/87              100              100
                  12/87               76.32            68.27
                  12/88               81.93            83.63
                  12/89              101.56           100.97
                  12/90               86.77            80.59
                  12/91               99.01            93.42
                  12/92              116.7            109.9
                  12/93              175.05           165.73
                  12/94              159.59           153.11
                  12/95              191.52           188.41
                  12/96              227.24           222.88
                   6/97              321.92           314.85

*Gross of Fund expenses. The Fund's performance is calculated using the Modified Dietz method.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     o Corporate restructuring. As can be seen by the following list, Swiss companies continue to be active acquirors and to engage in restructuring that allows them to internationalize into very profitable businesses.

     Acquisitions
     o Zurich Insurance purchased Scudder Stevens & Clark Inc.
     o Roche Holding AG purchased Boehringer Mannheim GmbH and Tastemaker
     o Swiss Bank Corp. purchased Dillon, Read & Co.
     o Clariant AG purchased the specialty chemicals unit of Hoechst AG

     Spinoffs
     o Valora Holdings AG spun off Selecta Group
     o Sulzer AG announced spinoff of Sulzer Medica AG

     Initial Public Offerings
     o Komax Holding AG
     o Interroll Holding AG
     o Gretag-Macbeth Holding AG

Changes in the Fund's Holdings

     We continue to manage the Fund in a way that we believe will take advantage of the trends listed above. We remain underweighted in the banking sector, preferring to concentrate on those banks that are active in asset management. We have also increased our exposure to


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
                                            June 30,             June 30,
  For the year ended:                         1997                 1996
--------------------------------------------------------------------------------
  Total Net Assets
--------------------------------------------------------------------------------
    In million SFr.                         $557.9*               $392.0
--------------------------------------------------------------------------------
    In million U.S. $                        382.0*                313.5
--------------------------------------------------------------------------------
  Exchange Rate (per U.S. $)                   1.46                  1.25
--------------------------------------------------------------------------------
  Net Asset Value per Share                 $ 31.00               $ 25.57
--------------------------------------------------------------------------------
  Market Price per Share (U.S. $)             25.625                21.25
--------------------------------------------------------------------------------
  Shares Outstanding                      12,321,016*          12,261,692
--------------------------------------------------------------------------------

  * Includes additional shares issued to stockholders through the reinvestment of dividends in shares in 1997.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

the building, retailing and miscellaneous services sectors because we believe these sectors will benefit from expected increases in consumer confidence. Finally, a strong order flow has persuaded us to increase our holdings in the machinery sector, particularly Rieter Holding AG and Sulzer AG.

     On the other side of the ledger we have decreased our exposure to electrical engineering, chemicals and miscellaneous industries, largely in reaction to slightly disappointing results for companies such as Disetronic Holding AG, Phoenix Mecano AG and Stratec Holding AG.

Outlook
     After the strong performance of the Swiss market this year, we expect a consolidation at current levels, but a continuing of the market's growth over the long term. This belief is based on fundamental factors such as anticipated double-digit earnings growth in 1998, thanks to the continued benefits of corporate restructuring, but is further supported by several other important factors. First, we expect a significant increase in the amount of money flowing into the equities market. This expectation is based on the absence of enticing alternatives in light of continued low interest rates and the lack of any significant demand for capital by business and industry. Second, corporations will be buying more of their own stock in the near


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                      % of Total
                                     Cost          Market Value       Net Assets
--------------------------------------------------------------------------------
   1. Novartis Ltd.             $ 31,190,468       $ 89,864,993         23.5%
   2. Roche Holding AG            16,329,129         53,796,474         14.1
   3. Nestle AG                   18,418,475         38,243,067         10.0
   4. Swiss Reinsurance
      Company                      8,253,411         21,208,490          5.6
   5. Zurich Insurance             9,616,530         20,686,066          5.4
   6. Credit Suisse Group         10,607,620         18,486,820          4.8
   7. Union Bank of
      Switzerland                  7,401,333         16,008,216          4.2
   8. Swiss Bank
      Corporation                  8,347,002         14,476,611          3.8
   9. ABB Asea Brown
      Boveri Ltd.                  8,565,601         12,105,443          3.2
  10. Winterthur
      Schweizerische
      Versicherungs-
      Gesellschaft                 3,918,468          5,811,434          1.5
--------------------------------------------------------------------------------
      Total                     $122,648,037       $290,687,614         76.1%
--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

future. These stock buybacks will be used for the purposes of shareholder value enhancement and for executive compensation. Finally, on a longer term basis, the Swiss Social Security system is experiencing funding difficulties all too familiar to U.S. investors. We expect the resulting search for alternatives will drive Swiss investors to the equities market either directly or through insurance or investment fund products and that this flow of new cash will increase valuations of Swiss stocks.

     Thank you for your continued interest in the Fund.

Sincerely,


/s/ Paul Hottinguer
____________________________________
Paul Hottinguer
Chairman and Chief Executive Officer





/s/ Rodolphe Hottinger
_____________________________________
Rodolphe Hottinger
President and Chief Operating Officer

July 25, 1997


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of June 30, 1997
--------------------------------------------------------------------------------
  Pharmaceuticals         14.5%
  Cash and Equiv.          0.5
  Food, Luxury Goods      10.6
  Insurance               13.0
  Machinery                4.5
  Banks                   13.8               [PIE CHART APPEARS HERE]
  Chemicals                4.4               [SEE VALUES TO THE LEFT]
  Misc. Services           4.0
  Misc. Industries         3.4
  Building Contractors     1.3
  Electrical Engineering   5.1
  Retailers                0.5
  Transport                0.9
  Life Sciences           23.5
--------------------------------------------------------------------------------

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets                                            June 30, 1997
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - 99.5%

          Banks - 13.8%

  1,200   Baer Holdings Ltd.
          Bearer Shares                               $ 1,836,357         0.5%
          Banking group specializing in asset
          management, investment consulting
          and securities trading.
  2,400   Bank Sarasin & Cie
          Registered Shares                             1,741,869         0.5
          A bank specializing in investment
          advisor services and portfolio
          management for private and institutional
          customers in Europe.
144,000   Credit Suisse Group*
          Registered Shares                            18,486,820         4.8
          A global financial services institution
          whose main holding is Credit Suisse,
          one of Switzerland's "Big Three" banks.
 14,000   Schweizerische Bankgesellschaft*
          (Union Bank of Switzerland)
          Bearer Shares                                16,008,216         4.2
          One of the three largest Swiss
          full-service banks.
 54,000   Schweizerischer Bankverein*
          (Swiss Bank Corporation)
          Registered Shares                            14,438,206         3.8
  3,950   Warrants Expiring 6/30/00                        38,405          --
          One of the three largest international
          Swiss banks.
                                                      -----------       -----
                                                       52,549,873        13.8

          Building Contractors & Materials - 1.3%

  1,400   Forbo Holdings Ltd.
          Registered Shares                               603,903         0.2
          Manufacturer of wall and floor coverings.
  3,200   Holderbank Financiere Glarus AG
          Bearer Shares                                 3,021,431         0.8
          Large cement producer with worldwide
          operations.


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Building Contractors & Materials - (continued)

  2,000   Keramik Holding AG Laufen
          Bearer Shares                               $ 1,198,220         0.3%
          One of the largest suppliers in the world
          of floor and wall tiles, sanitary fittings,
          crockery and ceramics.
                                                      -----------       -----
                                                        4,823,554         1.3

          Chemicals - 4.4%


 50,000   Ciba Specialty Chemicals AG
          Registered Shares**                           4,621,705         1.2
          The company, a spin-off from Novartis
          in February 1997, develops, manufactures
          and markets specialty chemical products
          worldwide. These products include
          additives, performance polymers,
          textile dyes, consumer care chemicals
          and pigments.
  4,400   Clariant AG
          Registered Shares                             2,846,970         0.7
          Specializes in color chemistry and
          manufactures a range of dyestuffs,
          pigments, chemicals, additives and
          masterbatches for the textile, paper,
          leather, plastics, synthetic fibers and
          paint industries.
    400   EMS Chemie Holding AG
          Bearer Shares                                 1,780,212         0.5
          Produces polymers and manufactures
          high-grade chemical intermediates
          and fine chemicals.
    700   Gurit-Heberlein AG
          Bearer Shares                                 2,180,760         0.6
          European market leader for wind
          screen bonding systems, ski bases
          and optically pure thermoplastic
          sheeting for the auto industry.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1997
(Unaudited)


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - (continued)

          Chemicals - (continued)

    700   Schweizerhall Holding AG
          Registered Shares                           $   666,210         0.2%
          Wholesale trader in chemical and
          pharmaceutical intermediate products,
          as well as in the perfume and
          fertilizer businesses.
  2,600   Siegfried AG
          Registered Shares                             2,892,845         0.8
          International producer and supplier of
          chemicals and pharmaceuticals for
          major businesses.
  4,700   Sika Finanz AG
          Bearer Shares                                 1,473,879         0.4
  3,000   Registered Shares                               147,895          --
          Leading producer of construction
          chemicals.                                  -----------        ----
                                                       16,610,476         4.4


          Electrical Engineering & Electronics - 5.1%

  8,000   ABB Asea Brown Boveri Ltd.*
          Bearer Shares                                12,105,443         3.2
          One of the largest electrical engineering
          firms in the world.
  8,000   Agie Charmilles Holding AG
          Registered Shares**                             794,249         0.2
          Holding company for a group of
          companies that produce electric discharge
          erosion machines and equipment for the
          automobile and electronics industries.
          Agie Holdings distributes and sells
          products internationally.
  2,000   Belimo Automation AG
          Registered Shares                               575,146         0.1
          World market leader in damper and
          volume control actuators for ventilation and air conditioning equipment.


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------

          Electrical Engineering & Electronics - (continued)

    500   Disetronic Holding AG
          Bearer Shares                               $ 1,011,640         0.3%
          Leading company in medical technology.
          Manufactures and markets infusion systems
          and injection systems used to
          administer insulin and growth hormones.
  1,200   Kaba Holding Ltd.
          Registered Shares                               476,549         0.1
          Specializes in mechanical and electronic
          security systems.
    900   Micronas Semiconductor Holding AG
          Bearer Shares                                   807,258         0.2
          Develops, produces and markets
          mixed-signal integrated circuits
          and systems.
    800   Phonak Holding AG
          Registered Shares                               597,604         0.2
          A leader in hearing aids, ranked fourth
          in the world.
  4,200   Swiss Corporation for Micro-electronics
          and Watchmaking Industries Ltd. (SMH)
          Bearer Shares                                 2,398,357         0.6
  3,500   Registered Shares                               473,896         0.1
          Watchmaking company.
    400   Zellweger Luwa AG
          Bearer Shares                                   296,337         0.1
          Worldwide diversified industrial and
          service company active mainly in textile
          electronics, air filtering and conditioning
          techniques.
                                                       ----------       -----
                                                       19,536,479         5.1

          Food, Luxury Goods - 10.6%

  1,800   Hero AG
          Bearer Shares                                 1,004,451         0.3
          Leading Swiss manufacturer of branded
          jams and preserves.
     50   Lindt & Spruengli AG
          Registered Shares                             1,095,515         0.3
          Major manufacturer of premium
          Swiss chocolates.

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                         THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets (continued)                                June 30, 1997
(Unaudited)



                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - (continued)

          Food, Luxury Goods - (continued)

 29,000   Nestle AG*
          Registered Shares                           $38,243,067        10.0%
          Largest food and beverage processing
          company in the world.
                                                      -----------       -----
                                                       40,343,033        10.6

          Insurance - 13.0%

    700   Baloise-Holding
          Registered Shares                             1,667,922         0.5
          Medium-sized insurer active in
          all sectors of insurance.
    300   Helvetia Patria
          Registered Shares                               162,273          --
          Through its subsidiaries, Helvetia
          Schweizerische Versicherungs-
          Gesellschaft and Patria Schweizerische
          Lebensversicherungs-Gesellschaft,
          offers all types of life, property and
          casualty insurance in Switzerland
          and elsewhere.
 15,000   Schweizerische Ruckversicherungs -
          Gesellschaft*
          (Swiss Reinsurance Company)
          Registered Shares                            21,208,490         5.6
          Second largest reinsurance company
          in the world.
  6,600   Winterthur Schweizerische
          Versicherungs-Gesellschaft*
          Registered Shares                             5,811,434         1.5
          Leading Swiss international insurance
          company.
 52,000   Zurich Schweizerische
          Versicherungs-Gesellschaft*
          (Zurich Insurance)
          Registered Shares                            20,686,066         5.4
          A large worldwide insurance operator.
                                                       -----------       -----
                                                       49,536,185        13.0



                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Life Sciences - 23.5%

 56,233   Novartis Ltd.*
          Registered Shares                           $89,864,993        23.5%
          Life science group created by the
          consolidation of Sandoz and
          Ciba-Geigy. Manufactures health
          care products for use in a broad range
          of medical fields, as well as agricultural
          products, and is the second largest
          pharmaceutical entity in the world.
                                                       -----------       -----
                                                       89,864,993        23.5

          Machinery - 4.5%

    400   Bobst Ltd.
          Bearer Shares                                   679,219         0.2
          Leading international manufacturer of
          cardboard packaging machines.
  2,000   Bucher Holding Ltd.
          Bearer Shares                                 2,081,479         0.5
          Manufacturer of agricultural machines,
          special vehicles, fruit juice equipment
          and plastics machines.
    500   Esec Holding AG
          Bearer Shares                                 1,639,849         0.4
          Market leader in the field of die bonding
          technology used by manufacturers of
          semiconductors.
  8,000   Mikron Holding AG
          Registered Shares**                           1,424,170         0.4
          Machine tools and milling machine
          producer.
  3,000   Rieter Holding AG
          Registered Shares                             1,172,886         0.3
          Leading supplier of spinning machinery
          for the textile industry.
  2,400   Saurer Gruppe Holding AG
          Registered Shares                             1,589,045         0.4
          Machinery maker with dominant
          market share.

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1997
(Unaudited)


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - (continued)

          Machinery - (continued)


  2,000   Schindler Holding AG
          Registered Shares                           $ 2,567,614         0.7%
          One of the world's largest elevator
          companies and a leading Swiss
          machinery enterprise.
  1,500   SIG Schweizerische Industrie-
          Gesellschaft Holding AG
          Registered Shares                             2,228,689         0.6
          Medium-sized machinery manufacturer
          with interests in the packaging, defense
          and railway industries.
  4,000   Sulzer AG
          Registered Shares                             3,423,485         0.9
          A machine manufacturer and worldwide
          leader in weaving machines and sewing
          machines.
    500   Zehnder Holdings AG
          Bearer Shares                                   239,644         0.1
          Through its subsidiaries, manufactures
          furnaces, measuring instruments, battery
          chargers, sheet metal housing and
          welding machines. The company also
          refines paper.
                                                       -----------       -----
                                                       17,046,080         4.5

          Miscellaneous Industries - 3.4%

    600   AFG Arbonia-Forster Holding AG
          Bearer Shares**                                 365,628         0.1
          Manufacturer of heating radiators,
          refrigeration kitchen equipment and
          steel tubing.
  2,200   Alusuisse-Lonza Holding AG
          Bearer Shares                                 2,251,969         0.6
  3,200   Registered Shares                             3,312,838         0.9
          A major aluminum producing and
          processing company.


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Miscellaneous Industries - (continued)

    600   Christ AG
          Registered Shares                           $   439,575         0.1%
          Manufactures and markets water
          purification systems and produces
          customized systems for high-tech,
          industrial-scale water treatment
          plants as well as standard systems.
    200   Datwyler Holding AG
          Bearer Shares                                   347,826         0.1
          Diversified manufacturer of
          telecommunication cable, floor
          coverings and precision steel tubing.
    300   Gretag-Macbeth Holding AG
          Registered Shares**                             103,732          --
          Offers a spectrum of benchtop and portable
          color measurement instrumentation, color
          formulation and color quality control systems,
          densitometers and visual color standards.
  1,100   Huber & Suhner AG
          Registered Shares                             1,393,358         0.3
          Manufactures a wide range of products,
          extending from cables for energy and
          electrical transmission to special
          products such as rubber.
    800   Industrieholding Cham AG
          Registered Shares                               586,101         0.1
          Manufactures paper and storage logistics
          systems and owns real estate.
    500   Interroll Holding AG
          Registered Shares**                              83,704          --
          Leading international supplier of
          modules, components and systems for
          the storage and conveyance of discrete
          goods and bulk products.
  1,000   Kardex AG
          Bearer Shares**                                 301,267         0.1
          Specializing in industrial and office
          storage systems, office machinery,
          safety and computer software.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1997
(Unaudited)


                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - (continued)

          Miscellaneous Industries - (continued)

    250   Komax Holding AG
          Registered Shares**                        $    92,434           --%
          World leading manufacturer of wire
          processing machines.
 12,000   Oerlikon-Buehrle Holding AG
          Registered Shares                            1,404,998          0.4
          The diversified holding company includes
          Bally (shoes and accessories), Balzers
          and Leybold (surface technologies),
          Oerlikon Contraves (military products and space
          technology) and Pilatus (aircraft).
  1,600   Phoenix Mecano AG
          Bearer Shares                                  832,592          0.2
          Leading Swiss packaging manufacturer
          for the mechanical engineering and
          electronics industry.
  1,200   Stratec Holding AG
          Registered Shares                            1,824,033          0.5
          Develops, produces and distributes
          instruments and implants used in
          orthopedic and maxilofacial surgery.
                                                     -----------        -----
                                                      13,340,055          3.4
          Miscellaneous Services - 4.0%

  6,000   Adecco SA
          Bearer Shares                                2,300,582          0.6
          Leading personnel and temporary
          employment company.
  1,000   Bossard Holding AG
          Bearer Shares                                  492,982          0.1
          Manufactures fastening elements,
          industrial adhesives, tools, pneumatics
          and handling modules and automated
          assembly systems.
  3,000   Compagnie Financiere Richemont AG
          Bearer Shares                                4,334,132          1.2
          Investment company with principal
          interests in luxury goods and tobacco.



                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Miscellaneous Services - (continued)

    800   Intershop Holding Ltd.
          Bearer Shares                              $   456,830          0.1%
          Involved in the construction and funding of
          shopping centers and property for commercial
          use, both nationally and internationally.
    800   Kuoni Travel Holding Ltd.
          Registered Shares                            2,738,788          0.7
          Leader in the Swiss travel and tourism
          sector with subsidiaries in the United
          Kingdom, Germany, France and Austria.
  2,500   Movenpick Holding Ltd.
          Bearer Shares                                  754,023          0.2
          Through its subsidiaries, invests in
          the hotel and restaurant business
          worldwide. The company also produces
          food items under the Movenpick name,
          including ice cream, coffee, salmon and jams.
  4,000   Publicitas Holding SA
          Participation Certificates                     761,383          0.2
          Largest Swiss advertising intermediary.
    500   Selecta Group
          Registered Shares**                             76,001           --
          Owns and operates food and beverage
          vending machines and snack shops
          throughout Europe. The company also
          sells and leases vending machines and
          equipment and offers repair and
          maintenance services for its products.
    800   Societe Generale d'Affichage SA
          Participation Certificates                     290,312          0.1
          Swiss advertising firm.
  8,000   Societe Generale de Surveillance
          Holding AG
          Registered Shares                            3,149,606          0.8
          World's leading inspection company
          and adjusting group.
                                                     -----------        -----
                                                      15,354,639          4.0

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 1997
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares             Security                              Value          Assets
--------------------------------------------------------------------------------
          Common Stocks and Warrants - (concluded)

          Pharmaceuticals - 14.5%

  1,200   Ares Serono SA
          Bearer Shares                               $ 1,737,761         0.4%
          Develops and markets pharmaceutical and
          diagnostic products, and is the worldwide
          market leader in pharmaceutical
          products for the treatment of infertility.
  5,950   Roche Holding AG*
          Dividend Rights Certificates                 53,796,474        14.1
          Worldwide pharmaceutical company.
                                                      -----------       -----
                                                       55,534,235        14.5

          Retailers - 0.5%

  1,000   Jelmoli Holding Ltd.
          Bearer Shares                                   623,074         0.2
          Operates a network of retail/service
          outlets throughout Switzerland,
          including local dry cleaners, auto body
          shops, opticians, interior decorators,
          travel agencies, restaurants,
          pharmacies and retailers.
  2,000   Prodega AG
          Registered Shares                               917,494         0.2
          Swiss market leader that operates
          "Cash and Carry."
  2,000   Valora Holdings AG
          Registered Shares                               424,512         0.1
          Operates restaurants, food vending
          machines and specialty retail stores.
                                                      -----------       -----
                                                        1,965,080         0.5

          Transport - 0.9%

  1,000   Danzas Holding AG
          Participation Certificates                  $  195,139          0.1%
          Third largest forwarding agent
          in the world and the market leader in Europe.
    700   Kuehne & Nagel International AG
          Bearer Shares                                  431,359           0.1
          Operates sea freight, land and rail
          transportation businesses and
          warehousing and distribution facilities.
  2,500   Sairgroup
          Registered Shares**                          2,800,410           0.7
          Switzerland's largest airline company.
                                                    ------------         -----
                                                       3,426,908           0.9

 577,433  Total Common Stocks and Warrants
          (Cost $187,745,290)***                     379,931,590          99.5

          Other Assets in Excess
          of Liabilities                               2,038,485           0.5
                                                    ------------         -----
          Net Assets Applicable to
          12,321,016 Shares of
          Common Stock Outstanding                  $381,970,075         100.0%
                                                    ============         =====
          Net Asset Value Per Share
          ($381,970,075 / 12,321,016)                     $31.00
                                                          ======

--------------------------------------------------------------------------------
   *One of the ten largest portfolio holdings.
  **Non-income producing security.
 ***Also aggregate cost for federal tax purposes.
See Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations                   For the Six Months Ended June 30, 1997



--------------------------------------------------------------------------------
Investment Income (Note A):
     Dividends (Less foreign taxes withheld of $578,571)      $ 3,280,684
     Interest (Less foreign taxes withheld of $441)                 8,733
                                                              -----------
       Total income                                             3,289,417
                                                              -----------

Expenses:
     Investment advisory fee (Note B)                           1,322,881
     Administration fee (Note B)                                  191,467
     Transfer agent fee (Note B)                                   56,369
     Accounting fee (Note B)                                       53,843
     Miscellaneous                                                 51,715
     Legal fee                                                     51,714
     Sub-custodian fee (Note B)                                    51,456
     Directors' fees and related expenses (Note D)                 46,542
     Printing and postage                                          33,614
     Custodian fee (Note B)                                        18,618
     Franchise fee                                                 18,100
     Audit fee                                                     14,739
     Pricing fee                                                    4,654
     Insurance                                                      2,740
                                                               ----------
       Total expenses                                           1,918,452
                                                               ----------
Net investment income                                           1,370,965
                                                               ----------

Net Realized and Unrealized Gain/(Loss) on Investments:
     Net realized gain from security transactions               5,434,493
     Net realized foreign exchange loss                          (156,150)
     Net unrealized appreciation or depreciation of
       investments                                             80,504,061
     Net unrealized appreciation or depreciation on
       translation of assets and liabilities
       denominated in foreign currency                            (33,467)
                                                              -----------
       Net gain on investments                                 85,748,937
                                                              -----------

Net Increase in Net Assets Resulting from Operations          $87,119,902
                                                              ===========


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                                              For the
                                                                         Six Months Ended           For the
                                                                           June 30, 1997          Year Ended
                                                                            (Unaudited)        December 31, 1996
----------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                                                  $ 1,370,965              $  757,721
     Net realized foreign exchange loss                                        (156,150)               (557,889)
     Net realized gain from security transactions                             5,434,493              10,414,126
     Net unrealized appreciation or depreciation of investments              80,504,061              (6,595,590)
     Net unrealized appreciation or depreciation on translation of
       assets and liabilities denominated in foreign currency                   (33,467)                (14,340)
                                                                           ------------            ------------
     Net increase in net assets resulting from operations                    87,119,902               4,004,028
                                                                           ------------            ------------

Dividends to Shareholders from:
     Net investment income                                                     (447,552)             (1,292,382)
     Capital gains distribution                                              (2,025,632)             (7,916,148)
                                                                           ------------            ------------

       Total distributions to shareholders                                   (2,473,184)             (9,208,530)
                                                                           ------------            ------------

Capital Share Transactions:
     Value of other capital share transactions in connection with
       1995 rights offering                                                          --                   8,253
     Value of 59,324 shares issued in dividend reinvestment (Note C)          1,315,515                      --
                                                                           ------------            ------------
     Total increase from capital share transactions                           1,315,515                   8,253
                                                                           ------------            ------------
     Total increase/(decrease) in net assets                                 85,962,233              (5,196,249)

Net Assets:
     Beginning of period                                                    296,007,842             301,204,091
                                                                           ------------            ------------
     End of period                                                         $381,970,075            $296,007,842
                                                                           ============            ============
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                              For the
                                         Six Months Ended                 For the Year Ended December 31,
                                           June 30, 1997       -----------------------------------------------------
                                            (Unaudited)          1996       1995        1994       1993       1992
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period      $ 24.14          $ 24.56    $ 19.79     $ 20.96    $ 14.62    $ 13.80
                                              -------          -------    -------     -------    -------    -------
Income from Investment Operations:
  Net investment income                          0.11             0.04       0.06        0.03       0.08       0.05
  Net realized and unrealized gain
    on investments(1)                            6.98             0.29       6.82        0.12       6.59       1.04
                                              -------          -------    -------     -------    -------    -------
  Total from Investment Operations               7.09             0.33       6.88        0.15       6.67       1.09
                                              -------          -------    -------     -------    -------    -------
  Capital charge resulting from the issuance
    of fund shares                              (0.03)             --       (1.46)      (0.06)        --      (0.24)
                                              -------          -------    -------     -------    -------    -------

Less Distributions:
  Dividends from net investment income
    and net realized currency gain or loss      (0.03)           (0.10)     (0.06)      (0.27)     (0.08)     (0.03)
  Distributions from net realized
    capital gains                               (0.17)           (0.65)     (0.59)      (0.99)     (0.25)        --
                                              -------          -------    -------     -------    -------    -------
  Total distributions                           (0.20)           (0.75)     (0.65)      (1.26)     (0.33)     (0.03)
                                              -------          -------    -------     -------    -------    -------
  Net asset value at end of period            $ 31.00          $ 24.14    $ 24.56     $ 19.79    $ 20.96    $ 14.62
                                              =======          =======    =======     =======    =======    =======

  Market value per share, end of period       $ 25.63          $ 19.88    $ 21.25     $ 18.88    $ 22.75    $ 13.88
                                              =======          =======    =======     =======    =======    =======

Total Investment Return(2):
  Based on market value per share               30.07%           (2.93)%     16.30%    (10.67)%    65.39%      6.55%
  Based on net asset value per share            29.59%            1.98%      26.28%      1.47%     44.90%      7.72%

Ratios to Average Net Assets:

  Expenses                                       1.19%(3)         1.22%      1.38%       1.57%      1.50%      1.69%
  Net investment income                          0.85%(3)         0.25%      0.27%       0.02%      0.29%      0.39%

Supplemental Data:
  Net assets at end of period (000)          $381,970         $296,008   $301,204    $181,795   $184,698   $128,763
  Average net assets during period (000)     $323,958         $306,069   $231,234    $184,112   $151,936   $120,850
  Portfolio turnover rate                          15%(3)           19%        10%         28%        20%        13%
  Average commissions per share(4)             $ 0.5336         $ 0.7927         --          --         --         --
---------------------------------------------------------------------------------------------------------------------------

(1) The period ended June 30, 1997, and the years ended 1996, 1995 and1994 include net realized currency gain. Prior years' net realized currency gain/(loss) is included in net investment income.
(2) Total investment return based on market value differs from that as measured based on net asset value due to an increase or decrease in the discount to net asset value at which the Fund's shares traded throughout the period. Total investment return excludes the effects of sales loads and commissions.
(3) Annualized.
(4) Disclosure of average commissions per share is effective beginning in fiscal year 1996.
    See Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

A. Significant Accounting Policies - The Swiss Helvetia Fund, Inc. (the "Fund"), which was incorporated in Delaware on October 24, 1986 and commenced operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

    When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

    Security Valuation - The Fund states its investments at value. The Fund values a security that is traded on the Zurich, Geneva or Basel stock exchanges at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. When a security is traded on more than one of the three exchanges, the Fund will use the price reported on the Zurich exchange if the security is listed there, and if it is not, the price reported on the Geneva or Basel exchange. A security that is not traded on any of the three exchanges will be valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund will use a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

    Securities Transactions and Investment Income - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

    Foreign Currency Translation - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

    o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.

    o The Fund includes in the period's net realized foreign exchange gain, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

    o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

    It is not practical for the Fund to distinguish the portion of its operation results that occur due to exchange rate changes from the fluctuations that occur due to market price changes.

    Federal Income Taxes - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

    The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's average month-end net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million and 0.70% of the amount over $200 mil-

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements                                        (concluded)


    lion. Accrued advisory fees were $249,359 on June 30, 1997. The Fund paid Hottinger & Cie $918 in brokerage commissions for the six months ended June 30, 1997.

    Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average monthly net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million and 0.05% of the amount over $225 million.

    Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

    PNC Bank, N.A., a wholly-owned subsidiary of PNC Financial Corp., is the Fund's custodian and transfer agent. PNC Bank and the Fund have entered into an agreement with Credit Suisse that provides for the custody of Swiss securities that the Fund holds.

    As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated weekly and paid monthly based on the Fund's average daily net assets. The Fund paid ICC $53,843 for accounting services for the six months ended June 30, 1997.

C. Capital Share Transactions - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 14,064 of the 12,321,016 shares outstanding on June 30, 1997. The Fund issued 59,324 new shares of common stock through the reinvestment of dividends in 1997.

D. Directors' Fees - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $7,750 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $8,500. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended if it is held separately and reimbursement for out-of-pocket expenses. Accrued directors' fees were $52,346 on June 30, 1997.

E. Investment Transactions - Excluding short-term obligations, purchases of investment securities aggregated $25,167,013 and sales of investment securities aggregated $24,044,167 for the six months ended June 30, 1997.

    On June 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $193,233,387, aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,047,087 and net realized appreciation was $192,186,300.

F. Federal Income Tax Information - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, last year's permanent book/tax differences of $176,083 and $383,608 have been reclassified between (i) net investment income and paid-in capital and (ii) net investment income and undistributed net realized gain from security transactions, respectively. These reclassifications have no effect on net assets or net asset values per share.

G.  Net Assets - On June 30, 1997, net assets consisted of:

    Paid-in capital.....................................  $183,587,582
    Undistributed net investment income.................       948,443
    Undistributed net realized gain
        from security transactions......................     5,286,297
    Unrealized appreciation of investments..............   192,186,300
    Unrealized translation loss.........................       (38,547)
                                                          ------------
                                                          $381,970,075
                                                          ============

--------------------------------------------------------------------------------
               1997 Annual Meeting of Stockholders--Voting Results

  At the May 14, 1997 Annual Meeting of Stockholders, Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq. were re-elected to the Board of Directors for three-year terms that expire in 2000. In addition, the accounting firm Deloitte & Touche LLP was selected as the Fund's independent auditors for the calendar year ending December 31, 1997. Deloitte & Touche has served as the Fund's independent auditors since 1987.
--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                           --------------------------

  The Dividend Reinvestment Plan offers you a convenient and automatic way to reinvest your income dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact the Fund's transfer agent at PNCBank, N.A., P.O. Box 8950, Wilmington, DE, 19899, (800) 852-4750. If your shares are held by your brokerage firm, please contact your investment representative.

  This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                              -------------------

  Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------

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